1Q 2024 Investor Presentation Exhibit 99.2 April 24, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new or changes in existing, governmental regulations; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance increases; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; exposure to losses in collateralized loan obligation securities; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of our investment securities; cybersecurity risks, including “denial-of- service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill and other intangible assets; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; main stream and social media contagion; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating and accounting controls; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the impact of the combined deficiencies resulting in a material weakness in our internal control over financial reporting; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $30.1 Billion Total RBC3** 13.64% LHFI1 $18.2 Billion CET14** 11.37% Deposits $22.8 Billion Leverage** 8.28% ACL2/LHFI 1.25% TCE ratio5 6.92% 1Loans held for investment (LHFI) 3Risk based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common equity (TCE) Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $2.8 Billion Annualized Dividend Yield 6.9% Branch Network 304 banking offices Sub Debt Rating Kroll BBB 3 304 banking offices in 14 states * Calculated using closing stock price of $27.21 as of 03/28/2024 ** Preliminary estimates - may be subject to change

q Shareholder value creation is a top priority - building long-term value for all shareholders, directly aligned with management compensation q Experienced leadership team q Diverse Board advising on strategy, overseeing risk and aligned with shareholders q Economically Diverse and Growing Footprint with 304 branches across 14 northwest and midwest states q Balance Sheet Strength - diverse loan portfolio, granular core funded deposit base, strong liquidity profile and strong capital position q Emphasis on risk management with a conservative credit strategy q Highly experienced bank acquirer - 8 successful acquisitions over the last 10 years FIBK INVESTMENT THESIS 4

Earnings • Net income of $58.4 million, or $0.57 per share for the first quarter of 2024 • Net interest margin (NIM), on a fully taxable equivalent (“FTE”) basis1, of 2.93%, a decrease of 8 basis points from the fourth quarter of 2023; adjusted NIM1 of 2.84%, a decrease of 10 basis points from the fourth quarter of 2023 • Efficiency ratio of 64.6% for the first quarter of 2024 Balance Sheet • Loans decreased by $76.8 million, or 1.6% annualized, from the fourth quarter of 2023, driven by seasonal declines in agriculture loans. Declines in construction loans were offset by an increase in commercial real estate loans, driven by project completions • Deposits decreased by $513.1 million, or 8.8% annualized, from the fourth quarter of 2023, due to selective runoff of two higher-cost Municipal accounts totaling $185.0 million and anticipated seasonal declines, mostly in business accounts • The Company’s balance sheet continues to maintain a strong liquidity position, with a loan/deposit ratio of 79.8% for the first quarter of 2024 Asset Quality • Overall, credit quality remains strong; criticized loans decreased $58.3 million, or 8.5%, to just 3.5% of loans held for investment (LHFI), from the fourth quarter of 2023, driven by both upgrades and loan payoffs • Non-performing loans of $175.0 million increased 57.2% from the fourth quarter of 2023, reflecting 0.96% of LHFI driven mostly by a $54.4 million criticized Commercial & Industrial (C&I) relationship that moved to non-accrual • Net charge-offs (NCOs) were $8.4 million, or an annualized 18 basis points of average loans outstanding during the first quarter of 2024 • Total provision was $5.3 million as charge-offs remained low and unfunded commitments declined; coverage remained unchanged at 1.25% of LHFI during the first quarter of 2024 compared to 1.25% from the fourth quarter of 2023 Capital • Paid a quarterly cash dividend of $0.47 per share, for an annualized yield of 6.9% for the first quarter of 2024 • Exceeded all regulatory capital adequacy requirements; CET12 of 11.37% and total RBC2 of 13.64% for the first quarter of 2024 • Regulatory capital ratios improved during the quarter; CET1 improved 29 basis points FIRST QUARTER 2024 HIGHLIGHTS 5 1 See non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 50% Construction RE, 9% Residential RE, 12% Agriculture RE, 4% Consumer, 5%Commercial, 16% Agriculture, 4% Loans by Geography MT, 19% WY, 7% ID, 7% WA, 9% OR, 10%NE, 7% SD, 12% ND, 2% IA, 10% KS, 2% AZ, 6% CO, 8% Other, 1% Revolving Commitments ($B) $3.2 $3.1 $3.1 $3.0 $2.9 37.1% 37.1% 36.8% 38.5% 38.6% Unfunded Funded 1Q23 2Q23 3Q23 4Q23 1Q24 6 Loan Highlights: • Loans decreased $76.8 million during the first quarter of 2024 due mostly to seasonal declines in agriculture loans • Commercial real estate balances are 33.8% owner-occupied for the first quarter of 2024 $18.2B Balances as of March 31, 2024

TERM COMMERCIAL REAL ESTATE PORTFOLIO Property Type Multifamily, 17% Medical, 12% Retail, 23% Industrial/Warehouse, 20% Office, 10% Hotel, 10% Other CRE, 7% Residential 1-4 Family, 1% Market Type Metro, 6% Mid-Metro, 8% Non-Metro, 86% 7 Highlights: • $9.1 billion portfolio (50% of total loans) well diversified by property type and geography • Non-owner-occupied portfolio of $6.0 billion (33% of total loans) • 0.15% past due ($13mm) / 0.41% non-accrual ($37mm) • Largest state concentration represents 16% of portfolio Balances as of March 31, 2024 Highlights: • Metro defined as property located in Portland, Seattle, Denver, Phoenix, Minneapolis / St. Paul, and Kansas City • Mid-metro defined as Omaha, Des Moines, Tuscon, and Boise

Deposits by State MT, 24% WY, 12% ID, 7% WA, 4% OR, 11% SD, 15% NE, 9% IA, 10% MO, 1% AZ, 3% CO, 4% Mix of Consumer and Business Deposits 54% 53% 53% 53% 54% 46% 47% 47% 47% 46% Total Consumer Deposits Total Business Deposits 1Q23 2Q23 3Q23 4Q23 1Q24 8 Average Deposit Balances 28% 27% 27% 27% 27% 34% 34% 33% 33% 34% 8% 11% 13% 14% 13% 29% 28% 27% 26% 26% 0.68% 0.91% 1.15% 1.36% 1.39% Demand Savings Time Non-interest bearing Total Cost of Deposits 1Q23 2Q23 3Q23 4Q23 1Q24 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT Balances as of March 31, 2024 1Deposit beta measures the sensitivity of the bank’s deposit cost to changes in short-term interest rates Deposit Highlights: • Total deposits decreased $513.1 million, driven both by seasonal business declines and the strategic run-off of $185.0 million of fully collateralized, higher-cost Municipal balances • Customer mix-shift slowed, as NIB deposits remained at 26% of total average deposits and time deposits declined • Cumulative cycle-to-date interest bearing deposit beta1 of 34% through the first quarter of 2024

Total Risk-Based Capital Ratios 12.63% 12.90% 13.19% 13.28% 13.64% 10.52% 10.76% 11.02% 11.08% 11.37% 2.11% 2.14% 2.17% 2.20% 2.27% CET1 Total RBC 1Q23 2Q23 3Q23 4Q23 1Q24² CAPITAL AND LIQUIDITY Liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Equity (TCE)¹ $30.28 $29.72 $29.38 $31.05 $30.69 $18.57 $18.12 $17.82 $19.41 $19.16 6.37% 6.40% 6.38% 6.85% 6.92% 9.99% 10.08% 10.10% 10.52% 10.65% TBVPS BVPS TCE Ratio CE Ratio 1Q23 2Q23 3Q23 4Q23 1Q24 9 LHFI to Deposit Ratio 75.7% 77.5% 76.9% 78.4% 79.8% 1Q23 2Q23 3Q23 4Q23 1Q24 1 See Non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change Capital and Liquidity Highlights: • Annualized dividend yield of 6.9% based on the first quarter of 2024 average share price of $27.30 • Capital ratios increased for fifth consecutive quarter • Tangible book value per share (TBVPS)1 declined modestly during the first quarter, as a slight increase in accumulated other comprehensive income (AOCI) position offset retained earnings. For the first quarter of 2024, the AOCI mark is equal to $3.70 of book value per share (BVPS).

ACL Highlights: • Funded ACL remained unchanged at 1.25% of loans • Off-balance sheet commitments declined, leading to a modest unfunded commitment release • On-balance sheet construction loans declined, due generally to projects moving to permanent financing; Construction loans receive a higher provision than Commercial Real Estate loans ALLOWANCE FOR CREDIT LOSSES (ACL) ACL ($MM) and Funded ACL/LHFI Ratio $243.9 $245.4 $245.5 $246.1 $243.1 $226.1 $224.6 $226.7 $227.7 $227.7 $17.8 $20.8 $18.8 $18.4 $15.4 1.24% 1.23% 1.24% 1.25% 1.25% Funded ACL Unfunded ACL Funded ACL % of LHFI 1Q23 2Q23 3Q23 4Q23 1Q24 10 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 12/31/23 $227.7 $18.4 $0.8 $246.9 ACL Provision (Reversal) 8.4 (3.0) (0.1) 5.3 Net Charge-offs 8.4 — — 8.4 ACL 3/31/24 $227.7 $15.4 $0.7 $243.8 * Line items may not sum due to rounding

Asset Quality Highlights: • Total criticized loans decreased $58.3 million during the first quarter of 2024, driven by both upgrades and payoffs • Total non-performing loans increased by $63.7 million, or 57.2% during the first quarter of 2024, driven by the movement of a $54.4 million C&I relationship to non-accrual • Net charge-offs totaled $8.4 million, or 18 basis points, during the first quarter of 2024 ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $6.2 $11.4 $1.1 $4.8 $8.4 0.14% 0.25% 0.02% 0.10% 0.18% Net Charge-offs % of Average Loans 1Q23 2Q23 3Q23 4Q23 1Q24 Credit management resulted in stable asset quality Total NPLs ($MM) and ACL/NPL Ratios $85.3 $92.8 $84.6 $111.3 $175.0 265.1% 242.0% 268.0% 204.6% 130.1% NPLs ACL / NPL Ratio 1Q23 2Q23 3Q23 4Q23 1Q24 Total Criticized Loans ($MM) and Criticized Loan Ratio $621.6 $641.6 $632.9 $688.3 $630.0 3.4% 3.5% 3.5% 3.8% 3.5% Criticized Loans % of Total Loans 1Q23 2Q23 3Q23 4Q23 1Q24 11

Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $6.5 million of loan purchase accounting accretion (PAA) for the first quarter of 2024, an increase from $5.4 million from the prior quarter • Total remaining PAA of $63.2 million for the first quarter of 2024 ◦ Scheduled accretion of $12.6 million/$13.5 million/$9.6 million for the remainder of FY24/FY25/FY26 • During the first quarter of 2024, FTE NIM1 declined by 8 basis points; the contribution from PAA increased 2 basis points compared with the prior quarter • Adjusted FTE NIM1 (which excludes the impact from PAA) declined by 10 basis points during the first quarter of 2024, primarily driven by an increase in funding costs outpacing ex-PAA loan yield expansion; higher borrowing levels were partially offset by lower borrowing costs NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $235.5 $215.6 $210.2 $204.1 $195.3 $5.2 $4.6 $5.2 $5.4 $6.5 $240.7² $220.2² $215.4² $209.5² $201.8² 3.36% 3.12% 3.07% 3.01% 2.93% 3.29% 3.05% 3.00% 2.94% 2.84% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 1Q23 2Q23 3Q23 4Q23 1Q24 12 1 See Non-GAAP table in appendix for reconciliation 2 FTE NII

INVESTMENT PORTFOLIO 13 Total Portfolio Duration at Quarter-end 3.8 3.7 3.7 3.5 3.6 1Q23 2Q23 3Q23 4Q23 1Q24 (in years) Projected Cash Flow ($MM) and Yield Roll-Off at Quarter-end* $187.8 $202.1 $227.8 $187.9 $220.0 $349.1 2.45% 2.48% 2.62% 2.55% 2.72% 2.96% 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E 3Q25E *Constitute forward-looking statements

14 1Q24 Non-interest Income by Type Payment Services, 44% Mortgage Banking, 4% Wealth Management, 22% Deposit Service Charges, 14% Other Service Charges & Fees, 5% Other Income, 11% Dollars in millions 1Q23 4Q23 1Q24 Payment services revenues $ 18.7 $ 18.4 $ 18.4 Mortgage banking revenues 2.3 1.5 1.7 Wealth management revenues 9.0 8.8 9.2 Service charges on deposit accounts 5.2 6.0 6.0 Other service charges, commissions and fees 2.4 2.5 2.2 Investment securities losses, net (23.4) — — Other income 2.2 7.3 4.6 Total Reported Non-interest Revenue $ 16.4 $ 44.5 $ 42.1 % of Total Revenue 6.4% 17.6% 17.4 % NON-INTEREST INCOME

NON-INTEREST EXPENSE 15 Dollars in millions 1Q23 4Q23 1Q24 Salaries and wages $ 65.6 $ 64.0 $ 65.2 Employee benefits 22.8 13.5 19.3 Occupancy and equipment 18.4 17.4 17.3 Other intangible amortization 4.0 3.9 3.7 Other expenses 54.8 67.0 52.7 Other real estate owned expense 0.2 0.2 2.0 Total Reported Non-interest Expense $ 165.8 $ 166.0 $ 160.2 Non-interest Expense ($MM) and Efficiency Ratio 165.8 163.9 161.1 166.0 160.2 63.4% 61.0% 61.5% 64.2% 64.6% Total Non-interest Expenses Efficiency Ratio ¹ 1Q23 2Q23 3Q23 4Q23 1Q24 1 The ratio of the bank’s non-interest expense to revenue (per FDIC definition) Non-interest Expense Notes: • Q1 2024 results include a $1.5 million accrual for a FDIC special assessment • Q4 2023 results include a $10.5 million accrual for a FDIC special assessment

Loans and Deposits • Anticipate ending deposits to increase 1-2% from March 31 levels through year-end 2024, with normal seasonality • Anticipate ending loans to be relatively flat from end-of-year 2023 Net Interest Income • Anticipate net interest income to decline mid-single digits for 2024 compared to 2023 levels, while anticipating second quarter net interest margin to increase from the first quarter, including purchase accounting accretion • Outlook assumes two 25 basis point rate decreases Non-Interest Income • Anticipate non-interest income to increase low single digits for 2024 compared to 2023, excluding the $23.5mm losses on securities sales in 2023 Non-Interest Expense • Anticipate total reported expenses to be flat to increase low-single-digits over reported 2023 levels in 2024, excluding the $10.5mm and $1.5mm FDIC special assessment charge in 2023 and 2024, respectively Tax Rate • Anticipate effective tax rate to be 23.0%-23.5% for full-year 2024 Credit Quality • Anticipate net charge-offs between 15 and 20 basis points for the full year 2024 GUIDANCE SUMMARY* 16 Preliminary estimates - may be subject to change *Constititute forward-looking statements

NON-GAAP FINANCIAL MEASURES 17 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) net interest margin on a fully taxable equivalent basis; and (vi) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Net interest margin on a fully taxable equivalent basis is calculated as annualized net interest income on a fully taxable equivalent basis divided by adjusted average earning assets. Adjusted net interest margin on a fully taxable equivalent basis is calculated as adjusted net interest income on a fully taxable equivalent basis divided by adjusted average earning assets. These non-GAAP financial measures are calculated on the reconciliation pages that follow). These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude acquisition related expenses and litigation accrual (recovery), adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, adjusts its net interest income to include fully taxable equivalent adjustments, and adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting accretion. With respect specifically to acquisition related adjustments, management believes these non-GAAP financial measures complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

1Q23 2Q23 3Q23 4Q23 1Q24 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,160.3 $ 3,121.2 $ 3,085.5 $ 3,227.5 $ 3,209.7 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,221.9 1,218.0 1,214.1 1,210.3 1,206.6 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,938.4 $ 1,903.2 $ 1,871.4 $ 2,017.2 $ 2,003.1 Total assets (GAAP) $ 31,637.7 $ 30,976.3 $ 30,540.8 $ 30,671.2 $ 30,144.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,221.9 1,218.0 1,214.1 1,210.3 1,206.6 Tangible assets (Non-GAAP) (C) $ 30,415.8 $ 29,758.3 $ 29,326.7 $ 29,460.9 $ 28,938.2 Common shares outstanding (L) 104,382 105,021 105,011 103,942 104,572 Book value per common share (GAAP) (A) / (L) $ 30.28 $ 29.72 $ 29.38 $ 31.05 $ 30.69 Tangible book value per common share (Non-GAAP) (B) / (L) 18.57 18.12 17.82 19.41 19.16 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 6.37% 6.40% 6.38% 6.85% 6.92 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

1Q23 2Q23 3Q23 4Q23 1Q24 (Dollars in millions) Net interest income (A) $ 238.9 $ 218.4 $ 213.7 $ 207.8 $ 200.1 FTE adjustments(1) 1.8 1.8 1.7 1.7 1.7 Net interest income on a FTE basis (B) 240.7 220.2 215.4 209.5 201.8 Less purchase accounting accretion 5.2 4.6 5.2 5.4 6.5 Adjusted net interest income (C) $ 235.5 $ 215.6 $ 210.2 $ 204.1 $ 195.3 Average interest-earning assets (D) $ 29,059.4 $ 28,328.8 $ 27,796.8 $ 27,569.4 $ 27,699.6 Net interest margin (A annualized)/(D) 3.33% 3.09% 3.05% 2.99% 2.91 % Net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 3.36 3.12 3.07 3.01 2.93 Adjusted net interest margin (FTE) (Non-GAAP) (C annualized)/(D) 3.29 3.05 3.00 2.94 2.84 NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% tax rate.